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                                                                          EX-4.1
                                  CERTIFICATE

                              MPEL HOLDINGS CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                  COMMON STOCK
                              TRANSFER SUBJECT TO
                             LEGEND ON REVERSE SIDE

                                                                SEE REVERSE
NUMBER                                                          FOR CERTAIN
CTS2105                                                         DEFINITIONS

                                                                  SHARES
This
certifies
that
_________________________________________________________________________

Is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.01 PAR VALUE, OF
                              MPEL HOLDINGS CORP.,

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the offices of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its daily authorized officers.

DATE: MARCH 31ST, 1998

/s/ ILLEGIBLE
-----------------------------
PRESIDENT

/s/ ILLEGIBLE
-----------------------------
SECRETARY

                            MPEL HOLDINGS CORPORATION
                                 CORPORATE SEAL
                                    NEW YORK




                                     Countersigned:

                                     SECURITIES TRANSFER CORPORATION
                                     P.O. Box 701629
                                     Dallas, TX. 75170

                                     By:  /s/ JEAN HOFFER
                                          --------------------------------
                                          TRANSFER AGENT - AUTHORIZED SIGNATURE